UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Preliminary Information Statement

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Definitive Information Statement

BKV Corporation

(Name of Registrant As Specified In Its Charter)
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BKV Corporation
1200 17th St., Ste 2100
Denver, CO, 80202
NOTICE OF ACTION BY WRITTEN CONSENT
AND INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
February 3, 2026
Dear Stockholder:
This notice of action by written consent and the accompanying information statement (the “Information Statement”) is being furnished by the Board of Directors (the “Board”) of BKV Corporation, a Delaware corporation (“BKV,” the “Company,” “we,” “us” or “our”), to the holders of record at the close of business on January 20, 2026 (the “Record Date”) of the outstanding shares of BKV common stock, $0.01 par value per share (“Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 228 of the Delaware General Corporation Law (the “DGCL”).
The purpose of this Information Statement is to inform BKV’s stockholders that Banpu North America Corporation (“BNAC”), holder of approximately 66% of the total outstanding shares of Common Stock, acted by written consent (the “Written Consent”) in lieu of a special meeting of stockholders. The Written Consent approved an amendment and restatement of the BKV Corporation 2024 Equity and Incentive Compensation Plan (the “2024 Plan”) to increase the number of shares of Common Stock available for grant and issuance under the 2024 Plan by 2,500,000 shares (the 2024 Plan, as so amended and restated, the “A&R 2024 Plan”). On December 17, 2025, our Board approved, and recommend that our stockholders approve, the A&R 2024 Plan. Pursuant to Rule 14c-2 of the Exchange Act, the A&R 2024 Plan will become effective on or after March 5, 2026, which is at least 20 calendar days following the date we first mail this Information Statement to our stockholders.
We were required to obtain stockholder approval of the A&R 2024 Plan to ensure compliance with Section 303A.08 of the New York Stock Exchange (“NYSE”) Listed Company Manual, which requires stockholder approval of material revisions to equity-compensation plans. Because the A&R 2024 Plan constitutes a material revision to the 2024 Plan, the Written Consent was obtained to approve the A&R 2024 Plan.
This notice of action by Written Consent and the accompanying Information Statement are being furnished to you to inform you that the A&R 2024 Plan has been approved by the holders of outstanding Common Stock having not less than a majority of the issued and outstanding shares of our Common Stock in accordance with Section 228 of the DGCL, Section 303A.08 of the NYSE Listed Company Manual, BKV’s Second Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) and Rule 14c-2 promulgated under the Exchange Act. BKV is not soliciting your consent or proxy in connection with the A&R 2024 Plan and no consents or proxies are requested from stockholders.
You are urged to read the Information Statement in its entirety for a description of the action taken by the holders of a majority of our Common Stock.
PLEASE NOTE THAT BNAC HAS VOTED TO APPROVE AND ADOPT THE A&R 2024 PLAN. THE NUMBER OF VOTES HELD BY BNAC IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT UNDER THE DGCL AND NYSE SECTION 303A.08 FOR THE A&R 2024 PLAN. CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THE A&R 2024 PLAN.
Under the DGCL and our Certificate of Incorporation and our Second Amended and Restated Bylaws (our “Bylaws”), our stockholders are not entitled to appraisal or dissenters’ rights in connection with the A&R 2024 Plan.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14C OF THE EXCHANGE ACT AND SECTION 228 OF THE DGCL.
The Information Statement accompanying this letter provides you with more specific information concerning the A&R 2024 Plan. We encourage you to carefully read the Information Statement and the copy of the A&R 2024 Plan included as Annex A to the Information Statement, respectively. You may also obtain additional information about the Company from documents the Company has filed with the Securities and Exchange Commission (the “SEC”).
By Order of the Board of Directors of BKV Corporation
Lindsay B. Larrick
Secretary
February 3, 2026
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE A&R 2024 PLAN, PASSED UPON THE MERITS OR FAIRNESS OF THE A&R 2024 PLAN, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THE INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The Information Statement is dated February 3, 2026 and is first being mailed to our stockholders on or about February 3, 2026.

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BKV Corporation
1200 17th St., Ste 2100
Denver, CO, 80202
INFORMATION STATEMENT
This information statement (the “Information Statement”) is being furnished by the Board of Directors (the “Board”) of BKV Corporation, a Delaware corporation (“BKV,” the “Company,” “we,” “us” or “our”), to the holders of record at the close of business on January 20, 2026 (the “Record Date”) of the outstanding shares of BKV common stock, $0.01 par value per share (“Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 228 of the Delaware General Corporation Law (the “DGCL”).
The purpose of this Information Statement is to inform BKV’s stockholders that Banpu North America Corporation (“BNAC”), holder of approximately 66% of the total outstanding shares of Common Stock, acted by written consent (the “Written Consent”) in lieu of a special meeting of stockholders. The Written Consent approved an amendment and restatement of the BKV Corporation 2024 Equity and Incentive Compensation Plan (the “2024 Plan”) to increase the number of shares of Common Stock available for grant and issuance under the 2024 Plan by 2,500,000 shares (the 2024 Plan, as so amended and restated, the “A&R 2024 Plan”). On December 17, 2025, our Board approved, and recommend that our stockholders approve, the A&R 2024 Plan. Pursuant to Rule 14c-2 of the Exchange Act, the A&R 2024 Plan will become effective on or after March 5, 2026, which is at least 20 calendar days following the date we first mail this Information Statement to our stockholders.
The Written Consent constitutes the consent of a majority of outstanding shares of our Common Stock and is sufficient under the DGCL, BKV’s Second Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) and the New York Stock Exchange (“NYSE”) Listed Company Manual to approve the A&R 2024 Plan. Accordingly, the A&R 2024 Plan will not be submitted to the other stockholders of BKV for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning the A&R 2024 Plan in accordance with the requirements of the Exchange Act.
THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Information Statement may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact contained in this Information Statement, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management and dividend policy, are forward-looking statements. When used in this Information Statement, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “budget,” “plan,” “seek,” “envision,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.
Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this Information Statement are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. For a discussion of risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, particularly under the heading “Risk Factors.” All forward-looking statements speak only as of the date of this Information Statement.
Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Information Statement.
All forward-looking statements, expressed or implied, included in this Information Statement are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We urge you to carefully review and consider the disclosures made in this Information Statement and our reports filed with the Securities and Exchange Commission (the “SEC”) that attempt to advise interested parties of the risks and factors that may affect our business. Please read “Where You Can Find More Information.”

VOTES REQUIRED
Pursuant to the Company’s Certificate of Incorporation, holders of shares of our Common Stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally.
Section 228 of the DGCL and Article VIII, Section 8.1 of the Company’s Certificate of Incorporation provide that any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares of Common Stock representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to Article II, Section 2.06 of our Bylaws, every matter other than the election of directors, including the A&R 2024 Plan, is decided by the affirmative vote of a majority of the votes properly cast for or against such matter.
As of the close of business on the Record Date, 96,972,345 shares of the Company’s Common Stock were outstanding. As of the close of business on the Record Date, BNAC owned 63,877,614 shares of Common Stock, representing approximately 66% of the voting power of the outstanding shares of capital stock of the Company.
On January 22, 2026, the Company received the Written Consent from BNAC approving the A&R 2024 Plan. Receipt of the Written Consent from BNAC representing a majority of the voting power of the outstanding shares of capital stock of the Company satisfies the requirements of Article II, Section 2.06 of our Bylaws.

A&R 2024 PLAN
Overview of Action
The Board and the holders of a majority of the voting power of the outstanding shares of capital stock of the Company have approved the A&R 2024 Plan to increase the number of shares of our Common Stock (“Shares”) reserved for issuance under the 2024 Plan by 2,500,000 Shares, effective on or after March 5, 2026, which is at least 20 calendar days following the date we first mail this Information Statement to our stockholders.
BKV’s stock price is a key determinant of the number of Shares that the Company needs available for grant under the A&R 2024 Plan to maintain our ability to grant new awards and encourage long-term retention and performance of our employees. In light of recent stock price levels and our ongoing equity compensation needs, the Board and BNAC approved the A&R 2024 Plan to enable the Company to continue our practice of granting equity as a meaningful portion of employee compensation. We believe the A&R 2024 Plan is a key element of the Board’s and management team’s strategy to align our employees’ interests with those of stockholders and motivate employees to help drive long-term growth and stockholder value. We also believe that this authorization will allow the Company to adequately manage its equity grant requirements and compensation planning for the next two to three years, although the exact timing is uncertain and dependent on a variety of factors, including our stock price levels.
Background of the A&R 2024 Plan
Under the A&R 2024 Plan, our Compensation Committee has the authority to grant non-qualified stock options, appreciation rights, restricted stock awards, restricted stock units, cash incentive awards, performance shares, performance units and other awards denominated or payable in, or otherwise related to the value of, our Common Stock. The A&R 2024 Plan is designed to permit the grant of awards to our directors, officers and other employees, and to provide such persons with incentives and rewards for service and/or performance.
Summary of the A&R 2024 Plan
The principal terms of the A&R 2024 Plan are summarized below. This summary is not a complete description of the A&R 2024 Plan, and it is qualified in its entirety by reference to the complete text of the A&R 2024 Plan document. The A&R 2024 Plan is attached as Annex A to this Information Statement.
Administration
The A&R 2024 Plan will generally be administered by the Compensation Committee of the Board or any other committee of the Board designated by the Board to administer the 2024 Plan (for purposes of this section, the “Committee”). Under the A&R 2024 Plan, the Committee has the authority to determine eligible participants in the A&R 2024 Plan, and to interpret and make determinations under the 2024 Plan. Any interpretation or determination by the Committee under the A&R 2024 Plan will be final and conclusive. The Committee may delegate its administrative duties or powers to one or more of our officers. However, the board of directors shall have the same powers and authorities as the Committee with respect to grants of awards to non-employee directors and may, in its discretion, act in lieu of the Committee with respect to such awards.
Eligibility
The A&R 2024 Plan provides for the grant of awards to our non-employee directors, officers and other employees. As of December 31, 2025, 452 employees (including each of our executive officers) and eleven non-employee directors were eligible to participate in the A&R 2024 Plan.
Shares Available for Awards under the A&R 2024 Plan
Subject to adjustment as described in the A&R 2024 Plan, we have reserved 7,500,000 Shares for issuance of awards under the A&R 2024 Plan, which includes the initial reserve of 5,000,000 Shares that were available for issuance of awards under the 2024 Plan, and an additional 2,500,000 Shares approved in accordance with the A&R 2024 Plan, with such Shares subject to adjustment to reflect any extraordinary cash dividend, stock dividend, split or combination of our Common Stock. The Shares may be shares of original issuance, treasury shares or a combination of the foregoing.
The A&R 2024 Plan also contains limits on the maximum value at grant for awards to non-employee directors in any calendar year of $750,000.
The aggregate number of Shares available for award under the A&R 2024 Plan will be reduced by one Share for every one share of Common Stock subject to an award granted under the A&R 2024 Plan.
Shares subject to an award that is cancelled or forfeited, expires, is settled for cash or is unearned (in whole or in part) will be added back to the aggregate number of Shares available under the A&R 2024 Plan; however, the following Shares will not be added back: (i) Shares withheld by us in payment of the exercise price of a stock option; (ii) Shares tendered or otherwise used in payment of the exercise price of a stock option; (iii) Shares withheld by us or tendered or otherwise used to satisfy a tax withholding obligation; (iv) Shares subject to share-settled appreciation rights that are not actually issued in connection with the settlement of such appreciation right; and (v) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options. In addition, if under the A&R 2024 Plan a participant has elected to give up the right to receive cash compensation in exchange for shares of our Common Stock based on fair market value, such shares of our Common Stock will not count against the aggregate number of Shares available under the A&R 2024 Plan.
Shares of our Common Stock issued or transferred pursuant to awards granted under the A&R 2024 Plan in substitution for or in conversion of, or in connection with the assumption of, awards held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries (which we refer to as “Substitute Awards”) will not count against, nor otherwise be taken into account in respect of, the share limits under the A&R 2024 Plan unless otherwise provided in the A&R 2024 Plan. Additionally, Shares available under certain plans that we or our subsidiaries may assume in connection with corporation transactions from another entity may be available for certain awards under the A&R 2024 Plan, but will not count against, nor otherwise be taken into account in respect of, the share limits under the A&R 2024 Plan.
Forms of Awards
Pursuant to the A&R 2024 Plan, we may grant stock options, appreciation rights, restricted stock, restricted stock units (“RSUs”), performance shares, performance units, cash incentive awards, and certain other awards based on or related to shares of our common stock.
Each grant of an award under the A&R 2024 Plan will be evidenced by an award agreement or agreements, which will contain such terms and provisions as the Committee may determine, consistent with the A&R 2024 Plan. Those terms and provisions include the number of our shares of our common stock subject to each award, earning or vesting terms and any other terms consistent with the A&R 2024 Plan. A brief description of the types of awards which may be granted under the A&R 2024 Plan is set forth below.
Stock Options.   Stock options granted under the A&R 2024 Plan are non-qualified stock options and must have an exercise price per share that is not less than the fair market value of a share of our common stock on the date of grant. The term of a stock option may not extend more than 10 years after the date of grant. Each grant will specify the form of consideration to be paid in satisfaction of the exercise price.
Appreciation Rights.   The A&R 2024 Plan provides for the grant of appreciation rights. An appreciation right is a right to receive from us an amount equal to 100%, or such lesser percentage as the Committee may determine, of the spread between the base price and the value of shares of our common stock on the date of exercise. An appreciation right may be paid in cash, shares of our common stock or any combination thereof. Except with respect to Substitute Awards, the base price of an appreciation right may not be less than the fair market value of a share of common stock on the date of grant. The term of an appreciation right may not extend more than 10 years from the date of grant.
Restricted Stock.   Restricted stock constitutes an immediate transfer of the ownership of shares of our common stock to the participant in consideration of the performance of services, entitling such participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer determined by the Committee for a period of time determined by the Committee or until certain management objectives specified by the Committee are achieved. Each such grant or sale of restricted stock may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share of our common stock on the date of grant. Any grant of restricted stock may specify the treatment of dividends or distributions paid on restricted stock that remains subject to a substantial risk of forfeiture. Any such dividends or other distributions on restricted stock shall be deferred until, and paid contingent upon, the vesting of such restricted stock.
Restricted Stock Units.   RSUs awarded under the A&R 2024 Plan constitute an agreement by us to deliver shares of our common stock, cash, or a combination thereof, to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of management objectives) during the restriction period as the Committee may specify. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value of shares of our common stock on the date of grant. During the applicable restriction period, the participant will have no ownership, transfer or voting rights in the shares of our common stock underlying the RSUs. Rights to dividend equivalents may be extended to and made part of any RSU award at the discretion of and on the terms determined by the Committee, provided that any dividend equivalents or other distributions on the shares of our common stock underlying the RSUs shall be deferred until and paid contingent upon the vesting of such RSUs. Each grant of RSUs will specify that the amount payable with respect to such RSUs will be paid in cash, shares of our common stock, or a combination of the two.
Cash Incentive Awards, Performance Shares and Performance Units.   Performance shares, performance units and cash incentive awards may also be granted to participants under the A&R 2024 Plan. A performance share is a bookkeeping entry that records the equivalent of one share of our common stock, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value as determined by the Committee. Each grant will specify the number or amount of performance shares or performance units, or the amount payable with respect to cash incentive awards, being awarded, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.
These awards, when granted under the A&R 2024 Plan, become payable to participants upon the achievement of specified management objectives and upon such terms and conditions as the Committee determines at the time of grant. Each grant will specify the management objectives regarding the earning of the award. Each grant will specify the time and manner of payment of cash incentive awards, performance shares or performance units that have been earned, and any grant may further specify that any such amount may be paid or settled in cash, shares of our common stock, or any combination thereof. Any grant of performance shares or performance units may provide for the payment of dividend equivalents in cash or in additional shares of our common stock, provided that such dividend equivalents shall be subject to deferral and payment on a contingent basis based on the earning and vesting of the performance shares or performance units, as applicable, with respect to which such dividend equivalents are paid.
Other Awards.   The Committee may authorize the grant of such other awards (which we refer to as “other awards”) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock or factors that may influence the value of such shares of our common stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or performance of specified subsidiaries, affiliates or other business units or any other factors designated by the Committee, and awards valued by reference to the book value of the shares of our common stock or the value of securities of, or the performance of our subsidiaries, affiliates or other business units.

Additional Provisions
Except as otherwise provided by the Committee, no stock option, appreciation right, restricted share, RSU, performance share, performance unit, cash incentive award, other award or dividend equivalents paid with respect to awards made under the A&R 2024 Plan may be transferred by a participant except by will or the laws of descent and distribution.
Change of Control or Other Corporate Transactions
The Committee will make or provide for such adjustments in the: (i) number and kind of shares of our common stock covered by outstanding stock options, appreciation rights, restricted stock, RSUs, performance shares, performance units and, if applicable, other awards; (ii) exercise price or base price provided in outstanding stock options and appreciation rights; (iii) cash incentive awards; and (iv) other award terms, as the Committee determines to be equitably required in order to prevent dilution or enlargement of the rights of participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in our capital structure, (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
In the event of any such transaction or event, or in the event of a change in control (as defined in the A&R 2024 Plan), the Committee may provide in substitution for any or all outstanding awards under the A&R 2024 Plan such alternative consideration (including cash), if any, as it may in good faith determine to be equitable under the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, for each stock option or appreciation right with an exercise price greater than the consideration offered in connection with any such transaction or event or change in control, the Committee may in its discretion elect to cancel such stock option or appreciation right without any payment to the person holding such stock option or appreciation right. The Committee will make or provide for such adjustments to the number of shares available for issuance under the A&R 2024 Plan and the share limits of the A&R 2024 Plan as the Committee in its sole discretion may in good faith determine to be appropriate in connection with such transaction or event.
Amendment and Termination
Our Board generally may amend the A&R 2024 Plan from time to time in whole or in part. However, if any amendment (i) would materially increase the benefits accruing to participants under the A&R 2024 Plan, (ii) would materially increase the number of shares of our common stock which may be issued under the A&R 2024 Plan, (iii) would materially modify the requirements for participation in the A&R 2024 Plan, or (iv) must otherwise be approved by our stockholders in order to comply with applicable law or the rules of the NYSE, then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.
Our Board may, in its discretion, terminate the A&R 2024 Plan at any time. Termination of the A&R 2024 Plan will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination. No grant will be made under the A&R 2024 Plan more than 10 years after the effective date of the A&R 2024 Plan, but all grants made prior to such date shall continue in effect thereafter subject to the terms of the A&R 2024 Plan.
Recovery of Erroneously Awarded Compensation
The Board approved a policy for the recovery of erroneously awarded compensation, or “clawback” policy, applicable to executive officers, that became effective upon the consummation of our initial public offering in September 2024. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the listing standards of the NYSE, and requires recovery of incentive-based compensation received after the effectiveness of the policy by current or former executive officers during the three fiscal years preceding the date on which it is determined that the Company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.
Federal Income Tax Consequences
The following is a brief summary of the federal income tax consequences applicable to awards granted under the A&R 2024 Plan based on federal income tax laws in effect on the date of this Information Statement.
This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or gift, estate, excise, payroll, or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.
Stock Options.   A participant generally will not recognize taxable income on the grant of a nonqualified stock option. On exercise of the option, the participant generally will recognize ordinary income equal to the excess of (i) the fair market value on the date of exercise of the Shares received over (ii) the exercise price paid for the Shares. The participant generally will have a tax basis in the Shares received equal to the exercise price paid for the Shares plus the amount of income recognized by the participant on exercise of the option. The disposition of the Shares generally will result in capital gain or loss.
Appreciation Rights.   A participant generally will not recognize taxable income on the grant of an appreciation right. On exercise of the appreciation right, the participant generally will recognize ordinary income equal to the amount of cash or the fair market value of Shares received. The disposition of any Shares acquired on exercise of the appreciation right generally will result in capital gain or loss.
Restricted Stock.   A participant generally will not recognize taxable income on the grant of Shares of restricted stock, and we will not be entitled to any federal income deduction on grant of the Shares. The value of the Shares of restricted stock generally will be taxable to the participant as compensation income in the year or years in which the restrictions on the Shares lapse in an amount equal to the fair market value of the Shares on the date or dates on which the restrictions lapse. A participant, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the Shares on the grant date as compensation income in the year of grant. The participant must make the election within 30 days after the grant date. If the election is made and the participant later forfeits the Shares, the participant generally will not be allowed to deduct, at a later date, the amount the participant had earlier included as compensation income. Dividends that are received by a participant prior to the time that the Shares are taxed to the participant under the rules described above are taxed as additional compensation, not as dividend income. The tax basis of a participant in the Shares will equal the amount recognized by the participant as compensation income under the rules described above, and the participant’s holding period in the Shares will begin on the date that the income is recognized.
Restricted Stock Units.   A participant generally will not have taxable income on the grant of an RSU award. The participant generally will recognize ordinary compensation income at the time the participant receives cash or Shares on settlement of the award in an amount equal to the cash received or the fair market value of the Shares.
Cash Incentive Awards.   A participant generally will recognize ordinary compensation income on receipt of cash pursuant to a cash incentive award.
Deductibility and Certain Tax Code Limitations.   In general, we (or our subsidiaries) may take a federal income tax deduction in an amount equal to the ordinary income recognized by a participant with respect to awards under the A&R 2024 Plan; provided, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. Our (or our subsidiary’s) ability to obtain a deduction for future payments under the A&R 2024 Plan could also be limited by Section 280G of the Code, which prevents the deductibility of certain excess parachute payments made in connection with a change in control of an employer. Section 162(m) of the Code may limit our (or our subsidiary’s) ability to deduct compensation expense in excess of $1 million to any covered employee.
Effect of Section 409A of the Internal Revenue Code.   Section 409A of the Code imposes constraints on nonqualified deferred compensation, and some awards under the A&R 2024 Plan may be subject to these rules. Failure to comply with the rules under Section 409A of the Code may result in the early taxation of deferred compensation and the imposition of a 20% penalty. We intend to structure awards under the A&R 2024 Plan in a way that satisfies the applicable requirements of Section 409A of the Code. However, if any A&R 2024 Plan provision or award under the A&R 2024 Plan, or any deferral permitted under the A&R 2024 Plan, would result in the imposition of an applicable tax under Section 409A, that A&R 2024 Plan provision or award will be reformed, and that deferral provision will be structured, to avoid imposition of the applicable tax, and no action taken to comply with Section 409A of the Code will be deemed to adversely affect the participant’s rights with respect to an award.
New Plan Benefits
Other than with respect to certain awards to be made to our non-employee directors under our Director Compensation Policy as described in “Director Compensation,” the awards under the A&R 2024 Plan are within the discretion of the Committee. Furthermore, those certain awards to be made to our non-employee directors are determined based on the closing price of a Share on the date of the annual meeting of the Company’s stockholders, as described in “Director Compensation.” As a result, the benefits that will be awarded under the A&R 2024 Plan, including to our non-employee directors, are not determinable at this time.
Securities Authorized for Issuance under Equity Compensation Plan
The following table sets forth certain information as of December 31, 2025, concerning outstanding awards under the A&R 2024 Plan, which has been approved by stockholders, the weighted average exercise price of the outstanding options and the number of shares available for future issuance under the A&R 2024 Plan:
Plan Category	(a) Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights or Settlement of Restricted Stock Units(1)	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Shares Remaining Available for Future Issuance(2)
Equity compensation plans approved by stockholders(3)	1,874,119	—	2,918,186

(1)
Includes 688,825 time-based RSUs (“TRSUs”) and 1,185,294 performance-based RSUs (“PRSUs”) at target. If the PRSUs are earned at the maximum level of performance, 2,370,588 Shares would be issuable upon the settlement of the PRSUs.

(2)
Reflects the number of Shares available for issuance under the A&R 2024 Plan assuming that target performance is achieved with respect to outstanding PRSUs.

(3)
Consists of the A&R 2024 Plan, which permits grants of awards in the form of stock options, shares of restricted stock, RSUs and other forms of incentive awards.

Registration with the Securities and Exchange Commission
We intend to file with the SEC a registration statement on Form S-8 covering the additional shares of our Common Stock reserved for issuance by the A&R 2024 Plan during the first quarter of 2026.

DIRECTOR COMPENSATION
For 2025, our non-employee directors were compensated as follows, pursuant to the BKV Corporation Non-Employee Director Compensation Program adopted by the Board, as amended through December 17, 2025:
•
Each non-employee director, other than a non-employee director who served as chairman of the Board, was entitled to receive an annual cash retainer of $75,000 (increased to $90,000 as of December 17, 2025), and any non-employee director serving as the chairman of the Board was entitled to receive an annual cash retainer of $137,500 (increased to $156,000 as of December 17, 2025), each paid in quarterly installments, based on calendar quarters, in arrears on a prorated basis;

•
Members of our Audit & Risks Committee (other than the chairperson thereof) were entitled to receive an additional cash retainer of $10,000, and the chairperson of the Audit & Risks Committee was entitled to receive an additional cash retainer of $20,000 (increased to $25,000 as of December 17, 2025), each paid in quarterly installments, based on calendar quarters, in arrears on a prorated basis;

•
Members of our Compensation Committee and Governance Committee (other than the chairpersons thereof) were entitled to receive an additional cash retainer of $5,000, and the chairperson of the Compensation Committee and chairperson of the Governance Committee were entitled to receive an additional cash retainer of $15,000 (increased to $20,000 as of December 17, 2025), each paid in quarterly installments, based on calendar quarters, in arrears on a prorated basis;

•
Each non-employee director who was re-elected to serve, or continued serving as a non-employee director immediately following the 2025 annual meeting of the Company’s stockholders, received an annual grant of TRSUs on the date of the annual meeting with a grant date value of $140,000 for each non-employee director other than the chairman of the Board, or $202,500 for the chairman of the Board, which will vest on the day prior to the 2026 annual meeting of the Company’s stockholders, subject to the non-employee director’s continued service (the number of Shares subject to each such annual grant of TRSUs was determined by dividing the applicable grant date value by the closing price of a Share on the date prior to the 2025 annual meeting of the Company’s stockholders); provided that each such director could elect to receive, in lieu of the annual grant of TRSUs, a cash payment equal to the grant date value of the TRSUs, subject to the same terms and conditions as would have applied to the TRSUs; and

•
Each non-employee director was reimbursed for reasonable out-of-pocket expenses incurred while attending meetings of the Board or any of its committees.

The following table summarizes our Board’s compensation for the year ended December 31, 2025:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Chanin Vongkusolkit	232,778	—	232,778
Somruedee Chaimongkol	160,843	—	160,843
Joseph R. Davis	275,397	139,992	415,389
Akaraphong Dayananda	145,955	—	145,955
Kirana Limpaphayom	171,340	—	171,340
Carla S. Mashinski	295,589	139,992	435,581
Thiti Mekavichai	145,955	—	145,955
Charles C. Miller III	288,763	139,992	428,755
Sunit S. Patel	227,897	139,992	367,889
Anon Sirisaengtaksin	156,145	—	156,145
Sinon Vongkusolkit	140,955	—	140,955

(1)
Amounts reported in this column reflect (a) cash retainers received for service in 2025 pursuant to the Non-Employee Director Compensation Program and (b) cash compensation received for serving on the Special Committee of the Board that was formed on August 19, 2025 to evaluate the transaction disclosed in the Schedule 14C filed by the Company on December 31, 2025, as follows: Mr. Davis ($130,000), Ms. Mashinski ($130,000), Mr. Miller ($125,000) and Mr. Patel ($77,500).

(2)
Amounts reflect the grant date fair values of the TRSUs granted in 2025, which have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. Directors for whom no amounts are shown in this column elected to receive cash payments in lieu of the TRSUs, subject to the same terms and conditions as would have applied to the TRSUs. The cash payments will be disclosed as compensation received for the year ending December 31, 2026, for those directors whose entitlement to payment vests.

EXECUTIVE COMPENSATION
2025 Summary Compensation Table
The following Summary Compensation Table shows information about the compensation awarded to, earned by or paid to our named executive officers (“NEOs”) for calendar years 2025 and 2024.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Christopher P. Kalnin Chief Executive Officer	2025	795,386	—	3,411,014	(4)	21,000	4,227,400
	2024	700,000	—	2,800,700	991,200	27,060	4,518,960
Eric S. Jacobsen President – Upstream	2025	520,385	1,000,000	1,949,144	(4)	21,000	3,490,529
	2024	425,000	—	1,294,030	533,596	27,060	2,279,686
Dilanka Seimon Chief Commercial Officer	2025	364,000	1,000,000	1,563,219	(4)	21,000	2,948,219

(1)
Amounts reflect the base salary paid to each NEO in the applicable year. For Mr. Seimon for 2025, this amount reflects the portion of his annual base salary of $520,000 that he received for the period beginning on his start date of April 3, 2025.

(2)
Amounts reflect (a) the retention bonus paid to Mr. Jacobsen, which he is required to repay if, prior to February 3, 2027, his employment terminates for any reason other than by the Company without “Cause” or by him for “Good Reason” (as such terms are defined in his amended and restated employment agreement) or he breaches any of the material terms and conditions set forth in the agreement, and (b) the sign-on bonus paid to Mr. Seimon, which he is required to repay if, prior to April 3, 2026, his employment terminates for any reason other than by the Company without “Cause” or by him for “Good Reason” (as such terms are defined in his employment agreement) or he breaches any of the material terms and conditions set forth in the agreement.

(3)
Amounts reflect the grant date fair values of the TRSUs and PRSUs granted in each year, which have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. Assuming the highest level of performance conditions will be achieved, the grant date fair values of the PRSUs granted in (a) 2025 would be $4,022,065 for Mr. Kalnin, $2,298,332 for Mr. Jacobsen and $1,926,459 for Mr. Seimon, and (b) 2024 would be $2,269,154 for Mr. Kalnin and $1,037,327 for Mr. Jacobsen. In accordance with FASB ASC Topic 718, the Company recognized a compensation expense in 2021 under its then-effective long-term incentive program for each of the four annual grants expected to be granted during 2021, 2022, 2023 and 2024, although only the first annual grant was granted in 2021. Therefore, although Messrs. Kalnin and Jacobsen were granted TRSUs on January 1, 2024, no grant date fair value for TRSUs granted to the NEOs in 2024 is reflected in the table above.

(4)
The amounts of the NEOs’ annual performance-based bonuses earned for 2025 have not yet been determined. The amounts will be disclosed once they are determined. Amounts reported for 2024 represent the annual performance-based bonus earned by Messrs. Kalnin and Jacobsen for 2024 but paid in 2025, upon certification of the applicable performance measures by our Compensation Committee.

(5)
Amounts reported represent the Company matching contribution to the 401(k) plan, which provides employees with an opportunity to save for retirement. In 2025, the Company made matching contributions of up to 6% of base salary attributable to such periods, which contributions are immediately vested.

Employment Agreements
Mr. Kalnin
Mr. Kalnin and the Company entered into an employment agreement effective as of August 4, 2020, which provides Mr. Kalnin with, among other things, (1) an annual base salary, subject to annual review by our Board, which, following such review was set at $700,000 in 2024 and $800,000 in 2025, (2) the eligibility to receive an annual cash bonus, which was set at a target amount equal to 120% of his base salary in 2024 and 125% of his base salary in 2025, but which is paid at an amount commensurate with the level at which the applicable performance goals are achieved (which may be higher or lower than the target level) and subject to continued employment through the end of the year, and (3) the opportunity to participate in the Company’s then-current equity incentive plan. Mr. Kalnin is also eligible to participate in, and receive, benefits offered to our employees, including paid and holiday time off, health insurance coverage and participation in our 401(k) plan. Mr. Kalnin is subject to customary confidentiality and invention assignment covenants, as well as non-competition and non-solicitation covenants which extend for 18 months after termination of employment. Additionally, Mr. Kalnin may receive compensation and benefits in connection with a termination of his employment or a change in control, which are discussed below in “— Potential Payments Upon Termination or Change in Control — Separation Benefits.”
Mr. Jacobsen
Mr. Jacobsen and Kalnin Ventures entered into an employment agreement effective as of February 18, 2020, pursuant to which Mr. Jacobsen served as Chief Operating Officer. The agreement, which remained in effect until it was amended and restated effective as of February 3, 2025, provided Mr. Jacobsen with (1) an annual base salary, which was set at $425,000 in 2024 and the pre-February 3 portion of 2025, and (2) the opportunity to receive a discretionary annual cash bonus based on the Company’s performance (and taking into account Mr. Jacobsen’s individual effort and satisfactory achievement of established performance goals), which was set for 2024 and 2025 at a target amount equal to 95% of his base salary. Mr. Jacobsen was also eligible to participate in and receive benefits offered to other employees, including paid and holiday time off, health insurance coverage and participation, with a company match, in our 401(k) plan. Mr. Jacobsen was subject to customary confidentiality and invention assignment covenants, as well as non-disparagement, non-competition and non-solicitation covenants. Additionally, Mr. Jacobsen was entitled to receive certain compensation in connection with a termination of his employment, which is discussed below in “— Potential Payments Upon Termination or Change in Control  — Separation Benefits.”
To better align the Company’s operations and reporting structure with its strategic growth goals, the Company transitioned the role of its Chief Operating Officer to focus on its core business: the production of natural gas from its owned and operated upstream businesses. In connection therewith, the Company eliminated the position of Chief Operating Officer and appointed Mr. Jacobsen to a new position, President — Upstream, effective February 3, 2025. On such date, Mr. Jacobsen and the Company amended and restated his employment agreement to reflect his new position. The amended and restated his employment agreement also provides Mr. Jacobsen with:
•
an annual base salary of $525,000;

•
the opportunity to receive a discretionary annual cash bonus, in an amount up to 95% of Mr. Jacobsen’s annual base salary, based on the Company’s performance and Mr. Jacobsen’s individual effort and satisfactory achievement of established performance goals and subject to final approval by the Compensation Committee;

•
a one-time cash retention bonus of $1,000,000, subject to clawback in the event that, prior to February 3, 2027, Mr. Jacobsen’s employment with the Company terminates for any reason other a termination by the Company without “Cause” (as defined in the agreement) or Mr. Jacobsen breaches any of the material terms and conditions contained in the agreement;

•
the opportunity to participate in the Company’s long-term incentive program, including receipt of an equity award during 2025 with a grant date value of approximately $2,000,000, subject to the terms of the program, approval by the Compensation Committee and ultimately dependent on Company performance and Mr. Jacobsen’s continued employment and satisfactory achievement of performance goals;

•
the opportunity to participate in and receive benefits offered to other employees, including paid and holiday time off, health insurance coverage and participation, with a company match, in the Company’s 401(k) plan; and

•
entitlement to receive certain compensation in connection with a termination of his employment, which is discussed below in “— Potential Payments Upon Termination or Change in Control — Separation Benefits.”

Mr. Seimon
The Company entered into an employment agreement with Mr. Seimon, effective as of his start date of April 3, 2025, which provides Mr. Seimon the following in consideration of his services as Chief Commercial Officer:
•
an annual base salary of $520,000;

•
the opportunity to receive a discretionary annual cash bonus, in an amount up to 95% of Mr. Seimon’s annual base salary, based on the Company’s performance and Mr. Seimon’s individual effort and satisfactory achievement of established performance goals and subject to final approval by the Compensation Committee;

•
a one-time cash sign-on bonus of $1,000,000, subject to clawback in the event that, prior to April 3, 2026, Mr. Seimon’s employment with the Company terminates for any reason other a termination by the Company without “Cause” or by him for “Good Reason” (as such terms are defined in the agreement) or Mr. Seimon breaches any of the material terms and conditions contained in the agreement;

•
the opportunity to participate in the long-term incentive program, including receipt of an equity award during 2025 with a grant date value of approximately $1,500,000, subject to the terms of the program, approval by the Compensation Committee and ultimately dependent on Company performance and Mr. Seimon’s continued employment and satisfactory achievement of performance goals (the agreement also provides that it is the Company’s intent to target an annual grant value of $1,500,000 for Mr. Seimon after 2025, subject to approval by the Compensation Committee, in its sole and absolute discretion, and without any obligation to actually award such amount);

•
the opportunity to participate in and receive benefits offered to other employees, including paid and holiday time off, health insurance coverage and participation, with a company match, in the Company’s 401(k) plan; and

•
entitlement to receive certain compensation in connection with a termination of his employment, which is discussed below in “— Potential Payments Upon Termination or Change in Control  — Separation Benefits.”

Equity Awards
Equity Awards Granted Under the 2024 Plan
In connection with the consummation of the IPO, on September 27, 2024, Messrs. Kalnin and Jacobsen were granted under the 2024 Plan 77,777 and 35,555 TRSUs, respectively, and 116,666 and 53,333 PRSUs, respectively, at the target payout level (or 233,332 and 106,666 PRSUs at the maximum payout level, respectively). Approximately one-third of the TRSUs vested on January 1 of each of 2025 and 2026, and the remainder will vest on January 1, 2027, subject to continued employment through such vesting date. The PRSUs will vest, if at all, based upon the level at which annualized total shareholder return, relative annualized total shareholder return, and average annual return on capital employed performance measures are achieved over the three-year performance period beginning January 1, 2024.
On March 3, 2025, Messrs. Kalnin and Jacobsen were granted under the 2024 Plan 72,164 and 41,236 TRSUs, respectively, and 108,248 and 61,856 PRSUs, respectively, at the target payout level (or 216,496 and 123,712 PRSUs at the maximum payout level, respectively), and on May 14, 2025, Mr. Seimon was granted under the 2024 Plan 26,513 TRSUs and 39,770 PRSUs at the target payout level (or 79,540 PRSUs at the maximum payout level). Approximately one-third of the TRSUs will vest on each of the first three anniversaries of the grant date, subject to continued employment through such vesting date. The PRSUs will vest, if at all, based upon the level at which annualized total shareholder return, relative annualized total shareholder return, and average annual return on capital employed performance measures are achieved over the three-year performance period beginning January 1, 2025.
Option Grant Practices
Stock options have not been a part of our executive compensation program. We therefore (i) do not grant, and have not granted, stock options in anticipation of the release of material nonpublic information, (ii) do not time, and have not timed, the release of material nonpublic information based on stock option grant dates or for the purpose of affecting the value of executive compensation and (iii) do not take, and have not taken, material nonpublic information into account when determining the timing and terms of stock options. As stock options are not an element of employee compensation, we do not have a formal policy with respect to the timing of stock option grants, and we did not grant stock options or stock appreciation rights in 2025.
2025 Annual Performance-Based Bonuses
For 2025, Mr. Kalnin was eligible to earn an annual performance-based bonus in a target amount equal to 125% of his base salary, and each of Messrs. Jacobsen and Seimon was eligible to earn an annual performance-based bonus in a target amount equal to 95% of his base salary. Mr. Seimon’s bonus will be prorated based on his start date of April 3, 2025. The amounts of the bonuses earned by the NEOs have not yet been determined and will be disclosed once they are determined.
A portion (as specified below) of each NEO’s bonus for 2025 will be determined based on the Company’s level of achievement of key performance indicators (“KPIs”) included in the “STIP Scorecard”. The KPIs include (a) shareholder value “lagging” indicators (weighted 60%), including adjusted EBITDAX (40%), adjusted free cash flow (30%) and break even unit cash cost (30%), (b) an environmental, health, safety and regulatory “sustainability” indicator (10%), and (c) operational and strategic “leading” indicators (weighted 30%), including total net production (30%), operations capital efficiency (15%), carbon capture, utilization and sequestration (“CCUS”) and carbon neutral natural gas business delivery (30%), and enterprise resource planning system implementation and the buildout of BKV’s information technology, procurement and sales and marketing organizations (25%).
The amount of the bonus that Mr. Kalnin earns will be determined 80% based on the level of achievement of the KPIs in the STIP Scorecard and 20% based on achievement of strategic advancement goals relating to board engagement; progress toward achievement of accretive mergers and acquisitions and growth of CCUS and our power generation and retail business; and maximizing organization capabilities through effective reorganization implementation and detailed succession plans.
The amount of the bonus that each of Messrs. Jacobsen and Seimon earns will be determined 50% based on the level of achievement of the KPIs in the STIP Scorecard and 50% based on individual performance goals. Mr. Jacobsen’s individual performance goals relate to upstream business delivery; leadership, people and culture; business and shareholder growth; midstream and BKV dCarbon Ventures technical support and operations; and initiatives and systems. Mr. Seimon’s individual performance goals relate to commercial strategy and functional set up; midstream and upstream gathering, compression, processing and treating costs; commercial and technical new products; people, safety and culture; developing and supporting our power generation and retail business; and in-source sales and marketing.
Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of our NEOs as of December 31, 2025. The market values shown were calculated by multiplying the number of unvested TRSUs or PRSUs at year end by the closing price per share of Common Stock of $27.15 on December 31, 2025.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Christopher P. Kalnin	—	—	333,162(1)	9,045,348
	124,016(2)	3,367,034	—	—
Eric S. Jacobsen	—	—	177,045(1)	4,806,772
	64,940(2)	1,763,121	—	—
Dilanka Seimon	—	—	79,540(1)	2,159,511
	26,513(2)	719,828	—	—

(1)
In accordance with SEC rules, represents the target number of PRSUs granted in 2024 and the maximum number of PRSUs granted in 2025 that, in each case, were outstanding as of December 31, 2025.

(2)
Represents the TRSUs that were unvested as of December 31, 2025 and that were granted (a) on September 27, 2024 to Messrs. Kalnin and Jacobsen, of which one-half vested on January 1, 2026, and the remaining one-half of which will vest on January 1, 2027, (b) on March 3, 2025 to Messrs. Kalnin and Jacobsen, which will vest in approximately equal installments on each of the first three anniversaries of the grant date, and (c) on May 14, 2025 to Mr. Seimon, which will vest in approximately equal installments on each of the first three anniversaries of the grant date.

Potential Payments Upon Termination or Change in Control
Treatment of Equity Awards
The award agreements for the PRSUs and TRSUs granted to Mr. Kalnin in 2024 and 2025 provide for the following treatment on termination of employment, subject to his execution of a release of claims:
	PRSUs	TRSUs
Death, Disability	Full vesting at target payout	Full vesting
Termination without “Cause” or resignation for “Good Reason”
•
If termination occurs prior to the final six months of the performance period, full vesting on termination at target payout

•
If termination occurs during the final six months of the performance period, full award remains outstanding and eligible to be earned based on actual performance achievements

Full vesting
In the event of a change in control in which Mr. Kalnin’s PRSUs and TRSUs are continued, assumed or substituted with awards of the acquiring or surviving entity with substantially equal terms and value, as of the change in control, the performance measures of Mr. Kalnin’s PRSUs will be deemed to have been met at the greater of the target payout or, if determinable, the level of achievement of the PRSU KPIs from the beginning of the performance period through the latest practicable date prior to the change in control, and Mr. Kalnin’s PRSUs and TRSUs will otherwise remain subject to his service-based requirements and the termination protections in the table above.

The award agreements for the PRSUs and TRSUs granted to Mr. Jacobsen in 2024 and 2025 and to Mr. Seimon in 2025 provide for following treatment on termination of employment, subject to the NEO’s execution of a release of claims:
	PRSUs	TRSUs
Death, Disability	Full vesting at target payout	Full vesting
Termination without “Cause” not in connection with a change in control
•
If termination occurs prior to the final six months of the performance period, pro-rata vesting on termination at target payout

•
If termination occurs during the final six months of the performance period, pro-rata portion of award remains outstanding and eligible to be earned based on actual performance achievements

Forfeit
Termination without “Cause” or resignation for “Good Reason” within 24 months following a change in control (if awards are assumed)	As of the change in control, performance measures will be deemed to have been met at the greater of the target payout or, if determinable, the level of achievement of the PRSU KPIs from the beginning of the performance period through the latest practicable date prior to the change in control and on such termination, such number of PRSUs will vest	Full vesting
In the event of a change in control in which the PRSUs or TRSUs are not continued, assumed or substituted with awards of the acquiring or surviving entity with substantially equal terms and value, (i) the PRSUs will vest based on the greater of target performance, or, if determinable, actual performance through change in control, and (ii) the TRSUs will vest.
Separation Benefits
Mr. Kalnin
Mr. Kalnin’s employment agreement provides that, if his employment is terminated by the Company without “Cause” or by him with “Good Reason” (as such terms are defined in the agreement), he will receive separation benefits consisting of (1) a lump sum payment equal to 200% of the sum of (a) his base salary plus (b) his target annual cash bonus, each in effect at the time of termination, and (2) if he elects coverage under the Company’s medical plan pursuant to COBRA, he will be reimbursed for the full amount of his and his eligible dependents’ COBRA premiums for the 18-month period following termination, unless he earlier becomes eligible for coverage under another employer’s medical plan. Mr. Kalnin’s receipt of these separation benefits is subject to his execution and non-revocation of a release of claims in favor of the Company and his continued compliance with the restrictive covenants contained in the employment agreement, including non-competition, non-solicitation (of employees or customers) and intellectual property development prohibitions for 18 months following termination, along with a perpetual confidentiality covenant.
Mr. Jacobsen
Mr. Jacobsen’s original employment agreement, which was in effect throughout 2024 and through February 2, 2025, provided that, if his employment was terminated by the Company without “Cause” (as determined by the Company in good faith), he would have received a lump sum payment equal to three months of his base salary.
Mr. Jacobsen’s amended and restated employment agreement, which became effective on February 3, 2025, provides that if his employment is terminated by the Company without “Cause” (as defined in the agreement), or if he resigns voluntarily at any time after February 3, 2026, provided that he gives at least

90 days’ prior written notice and has not committed any action or inaction that would constitute “Cause”, he will receive severance payments consisting of (a) an amount equal to the sum of $2,000,000 and a pro-rated amount of his target annual bonus for the calendar year of termination, with 50% of such amount payable on each of the 12-month and 24-month anniversaries of the termination date, and (b) any unpaid annual bonus for the year prior to the year of termination. These severance payments are subject to Mr. Jacobsen’s execution and non-revocation of a release of claims in favor of the Company and his continued compliance with the restrictive covenants contained in the amended and restated employment agreement, including customary confidentiality, invention assignment and non-disparagement covenants, and non-competition and non-solicitation covenants which extend for 24 months after termination of employment.
Mr. Seimon
Mr. Seimon’s employment agreement provides that if his employment is terminated by the Company without “Cause” or by him for “Good Reason” (as such terms are defined in the agreement), he will receive severance payments consisting of (a) an amount equal to the sum of 24 months of his base salary and a pro-rated portion of his target annual bonus at the rate of 95% for the calendar year of termination, with 50% of such amount payable on each of the six-month and 12-month anniversaries of the termination date, (b) any unpaid annual bonus for the year prior to the year of termination and (c) monthly payment of COBRA premiums for him and his family, to the extent that such coverage is elected and in line his then-current coverage election. These severance payments are subject to Mr. Seimon’s execution and non-revocation of a release of claims in favor of the Company and his continued compliance with the restrictive covenants contained in the employment agreement, including customary confidentiality, invention assignment and non-disparagement covenants, and non-competition and non-solicitation covenants which extend for 12 months after termination of employment.
Policies and Practices Related to the Grant of Certain Equity Awards
During the first quarter of each fiscal year, the Compensation Committee’s practice is to review our results from the previous fiscal year, review the Company’s financial plan and strategy for the current fiscal year and based on those reviews recommend the granting of equity awards for the upcoming fiscal year for approval by the Board. Our Board has not historically granted options, stock appreciation rights or other similar awards. We will take into account the timing of our disclosure of material nonpublic information, and the Compensation Committee and the Board plan to approve annual awards during the open window soon after the public release of earnings for the previous fiscal year. Accordingly, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Other than grants that may be made in connection with hiring, promotions, equity awards are granted to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serve on the board of directors or compensation committee of another public company that has an executive officer that serves on our board or compensation committee. No member of our Board is an executive officer of another public company in which one of our executive officers serves as a member of the board or compensation committee of that company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth, as of January 20, 2026, the number of shares and percentage of Common Stock beneficially owned by:
•
each named executive officer and director of the Company;

•
all current executive officers and current directors of the Company as a group; and

•
each person known to the Company to beneficially own more than 5% of our Common Stock.

Applicable percentage ownership is based on 96,972,345 shares of Common Stock outstanding as of January 20, 2026. Except as otherwise indicated, (a) the persons or entities identified in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, (b) the current directors and executive officers have not pledged any of such shares as security and (c) the address of each beneficial owner listed in the table below is c/o BKV Corporation, 1200 17th Street, Suite 2100, Denver, Colorado 80202. All information with respect to beneficial ownership has been furnished by the respective 5% or more stockholders, directors or executive officers, as applicable.
The following information has been presented in accordance with the SEC’s rules and is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules, beneficial ownership of a class of capital stock as of any date includes any shares of that class as to which a person, directly or indirectly, has or shares voting power or investment power as of that date and also any shares as to which a person has the right to acquire sole or shared voting or investment power as of or within 60 days of January 20, 2026.
	Beneficial Ownership
	Common Stock	Percentage of Beneficial Ownership
Name of Beneficial Owner	Shares	%
Named Executive Officers and Directors:
Christopher P. Kalnin	2,319,633(1)	2.39%
Dilanka Seimon	10,000	*
Eric S. Jacobsen	201,064	*
Barry S. Turcotte	2,909	*
Somruedee Chaimongkol	—	—
Joseph R. Davis	33,000	*
Akaraphong Dayananda	500	*
Kirana Limpaphayom	25,000	*
Carla S. Mashinski	—	—
Thiti Mekavichai	18,500	*
Charles C. Miller III	87,500	*
Sunit S. Patel	50,000	*
Anon Sirisaengtaksin	5,000	*
Chanin Vongkusolkit	—	—
Sinon Vongkusolkit	—	—
All current executive officers and current directors as a group (20 persons)	3,018,767	3.12%
More than 5% Stockholders:
Banpu North America Corporation(2)	63,877,614	65.94%
Mountain Capital Management, LLC(3)	5,233,957	5.40%

*
Less than 1%.

(1)
Includes 875,754 shares of Common Stock held by Mr. Kalnin’s spouse.

(2)
Based on a Schedule 13G filed by BNAC on November 13, 2024. Consists of shares of Common Stock held directly by BNAC, a wholly owned subsidiary of BOG, a wholly owned subsidiary of Banpu, a public company listed on the SET and the ultimate parent company of BKV, BNAC, BPP and BPPUS. The principal address of Banpu is 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok, Thailand.

(3)
Based on a Schedule 13G filed by Mountain Capital Management, LLC (“Mountain Capital”) on November 13, 2025. Such securities are directly held by Bedrock Energy Partners, LLC, an indirect subsidiary of Mountain Capital. Mountain Capital, through various subsidiary entities, indirectly owns and controls the reported securities. The principal address of Mountain Capital is 811 Louisiana Street, Suite 2600, Houston, Texas 77002.

INTEREST OF CERTAIN PERSONS IN THE ACTIONS TAKEN
The officers and employees of the Company and our subsidiaries and the non-employee directors on our Board will be eligible to receive awards under the A&R 2024 Plan, which will increase the number of shares of Common Stock available for grant and issuance under the 2024 Plan by 2,500,000 shares. Consequently, our officers and non-employee directors may be deemed to have an interest in the approval of the A&R 2024 Plan.

NO APPRAISAL OR DISSENTERS’ RIGHTS
Under the DGCL, the holders of shares of Common Stock are not entitled to appraisal or dissenters’ rights in connection with the A&R 2024 Plan.

HOUSEHOLDING
As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this Information Statement, only one copy of this Information Statement is being delivered to stockholders that reside at the same address and share the same last name, unless such stockholders have notified BKV of their desire to receive multiple copies of this Information Statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
BKV will promptly deliver, upon oral or written request and without charge, a separate copy of this Information Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to the address or telephone number below or by email at investorrelations@bkvcorp.com. Stockholders residing at the same address and currently receiving multiple copies of this Information Statement may contact BKV at the address or telephone number below to request that only a single copy of an Information Statement be mailed in the future.
BKV Corporation
Attention: Secretary
1200 17th Street Ste. 2100,
Denver, CO 80202
(720) 375-9680

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Exchange Act and as a result, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at http://www.sec.gov, as well as on our website at www.bkv.com. This Information Statement is also available in our website at www.bkv.com. However, information contained on our website is not intended to be incorporated by reference in this Information Statement and you should not consider that information a part of this Information Statement.
We make available free of charge through our website at www.bkvcorp.com our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after we electronically file with, or furnish to, the SEC.

ANNEX A
BKV CORPORATION
2024 EQUITY AND INCENTIVE COMPENSATION PLAN
(amended and restated as of March 5, 2026)
1.   Purpose.   The purpose of this Plan is to permit award grants to non-employee Directors, officers and other employees of the Company and its Subsidiaries, and to provide to such persons incentives and rewards for service and/or performance.
2.   Definitions.   As used in this Plan:
(a)   “Appreciation Right” means a right granted pursuant to Section 5 of this Plan.
(b)   “Base Price” means the price, determined by the Committee in its sole discretion, to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.
(c)   “Board” means the Board of Directors of the Company.
(d)   “Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.
(e)   “Change in Control” has the meaning set forth in Section 12 of this Plan.
(f)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder, as such law and regulations may be amended from time to time.
(g)   “Committee” means the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer this Plan pursuant to Section 10 of this Plan.
(h)   “Common Shares” means the shares of common stock, par value $0.01 per share, of the Company or any security into which such common shares may be changed by reason of any transaction or event of the type referred to in Section 11 or Section 12 of this Plan.
(i)   “Company” means BKV Corporation, a Delaware corporation, and its successors.
(j)   “Company Voting Securities” means the voting securities of the Company entitled to vote generally in the election of Directors.
(k)   “Date of Grant” means the date provided for by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Shares, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).
(l)   “Director” means a member of the Board.
(m)   “Effective Date” has the meaning set forth in Section 20 of this Plan.
(n)   “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under this Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.
(o)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.
(p)   “Exempt Person” means each of Banpu Public Company Limited, a public company incorporated in and existing under the Laws of Thailand, and any corporation, company or other entity that is wholly-owned by Banpu Public Company Limited, as of the relevant time.

(q)   “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the goals or actual levels of achievement regarding the Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.
(r)   “Market Value per Share” means, as of any particular date, (i) for the purpose of determining the tax withholding due upon the vesting or settlement of Restricted Shares, Restricted Stock Units, Performance Shares and Performance Units and the related purpose of valuing Common Shares withheld from such awards to satisfy tax withholding obligations, the closing price of a Common Share as reported on the New York Stock Exchange on the trading day immediately preceding the day that such award vests as reported for that date (or, if there are no sales on such date, on the next preceding trading day during which a sale occurred); or (ii) for all other purposes under this Plan, the closing price of a Common Share as reported for that date on the New York Stock Exchange (or, if there are no sales on such date, on the next preceding trading day during which a sale occurred); provided, that in each case of (i) and (ii), if the Common Shares are not then listed on the New York Stock Exchange, then as reported on the principal U.S. national or regional securities exchange on which such securities are so listed or quoted, or if such securities are not so listed or quoted on a U.S. national or regional securities exchange or if for any date the Market Value per Share is not determinable by any of the foregoing means, including if there is no regular public trading market for the Common Shares, the per share fair market value of the Common Shares as determined in good faith by the Board.
(s)   “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.
(t)   “Option Price” means the purchase price payable on exercise of an Option Right.
(u)   “Option Right” means the right to purchase Common Shares upon exercise of an award granted pursuant to Section 4 of this Plan.
(v)   “Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) a non-employee Director, or (ii) an officer or other employee of the Company or any Subsidiary.
(w)   “Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.
(x)   “Performance Share” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.
(y)   “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.
(z)   “Plan” means this BKV Corporation 2024 Equity and Incentive Compensation Plan, as amended and restated as of March 5, 2026, and as may be further amended or amended and restated from time to time.
(aa)   “Predecessor Plan” means the BKV Corporation 2021 Long Term Incentive Plan, adopted January 1, 2021, as amended.
(bb)   “Restricted Shares” means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(cc)   “Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares, cash or a combination thereof at the end of the applicable Restriction Period.
(dd)   “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions set forth in an Evidence of Award (including the relevant vesting schedules therein), as provided in Section 7 of this Plan.
(ee)   “Shareholder” means an individual or entity that owns one or more Common Shares.
(ff)   “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for with respect to the Appreciation Right.
(gg)   “Subsidiary” means a corporation, company or other entity (i) more than 60% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, unincorporated association or other similar entity), but more than 60% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.
(hh)   “Voting Power” means, at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company or members of the board of directors or similar body in the case of another entity.
3.   Shares Available Under this Plan.
(a)   Maximum Shares Available Under this Plan.
(i)
Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of Common Shares available under this Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Shares, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed in the aggregate 7,500,000 Common Shares, which includes (x) the initial reserve of 5,000,000 Common Shares under this Plan and (y) an additional 2,500,000 Common Shares, approved in accordance with this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)
Subject to the share counting rules set forth in Section 3(b) of this Plan, the aggregate number of Common Shares available under Section 3(a)(i) of this Plan will be reduced by one Common Share for every one Common Share subject to an award granted under this Plan (for clarity, based on the maximum number of Common Shares issuable with respect to such award).

(b)   Share Counting Rules.
(i)
Except as provided in Section 22 of this Plan, if any award granted under this Plan (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the Common Shares subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under Section 3(a)(i) above.

(ii)
Notwithstanding anything to the contrary contained in this Plan: (A) Common Shares withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added (or added back, as applicable) to the aggregate number of Common Shares available under Section 3(a)(i) of this Plan; (B) Common Shares withheld by the Company, tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate number of Common Shares available under Section 3(a)(i) of this Plan; (C) Common Shares subject to a share-settled Appreciation Right that are not actually issued in connection with the settlement of such

Appreciation Right on the exercise thereof will not be added (or added back, as applicable) to the aggregate number of Common Shares available under Section 3(a)(i) of this Plan; and (D) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added (or added back, as applicable) to the aggregate number of Common Shares available under Section 3(a)(i) of this Plan.
(iii)
If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Shares based on fair market value, such Common Shares will not count against the aggregate limit under Section 3(a)(i) of this Plan.

(c)   Non-Employee Director Compensation Limit.   Notwithstanding anything to the contrary contained in this Plan, in no event will any non-employee Director in any one calendar year be granted compensation for such service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $750,000.
4.   Option Rights.   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)   Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.
(b)   Each grant will specify an Option Price per Common Share, which Option Price (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.
(c)   Each grant will specify whether the Option Price will be payable (i) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, by the withholding of Common Shares otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Common Shares so withheld will not be treated as issued and acquired by the Company upon such exercise), (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.
(d)   To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Common Shares to which such exercise relates.
(e)   Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, that is necessary before any Option Rights or installments thereof will vest. Option Rights may provide for continued vesting or the earlier vesting of such Option Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
(f)   Any grant of Option Rights may specify Management Objectives regarding the vesting of such rights.
(g)   Option Rights granted under this Plan are not intended to qualify under Section 422 of the Code or any successor provision.
(h)   No Option Right will be exercisable more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Option Right upon such terms and conditions as established by the Committee.
(i)   Option Rights granted under this Plan shall not provide for any dividends or dividend equivalents thereon.

(j)   Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
5.   Appreciation Rights.
(a)   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right will be the right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.
(b)   Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(i)
Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Common Shares or any combination thereof.

(ii)
Each grant will specify the period or periods of continuous service by the Participant with the Company or any Subsidiary, if any, that is necessary before the Appreciation Rights or installments thereof will vest. Appreciation Rights may provide for continued vesting or the earlier vesting of such Appreciation Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(iii)
Any grant of Appreciation Rights may specify Management Objectives regarding the vesting of such Appreciation Rights.

(iv)
Appreciation Rights granted under this Plan shall not provide for any dividends or dividend equivalents thereon.

(v)
Each grant of Appreciation Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

(c)   Also, regarding Appreciation Rights:
(i)
Each grant will specify in respect of each Appreciation Right a Base Price, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant; and

(ii)
No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Appreciation Right upon such terms and conditions as established by the Committee.

6.   Restricted Shares.   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)   Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.
(b)   Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.
(c)   Each such grant or sale will provide that the Restricted Shares covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant or until achievement of Management Objectives referred to in Section 6(e) of this Plan.
(d)   Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant (which restrictions may include rights of repurchase or first refusal of the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture while held by any transferee).
(e)   Any grant of Restricted Shares may specify Management Objectives regarding the vesting of such Restricted Shares.
(f)   Notwithstanding anything to the contrary contained in this Plan, Restricted Shares may provide for continued vesting or the earlier vesting of such Restricted Shares, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
(g)   Any such grant or sale of Restricted Shares may require that any and all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Shares, which will be subject to the same restrictions as the underlying award. For the avoidance of doubt, any such dividends or other distributions on Restricted Shares shall be deferred until, and paid contingent upon, the vesting of such Restricted Shares.
(h)   Each grant or sale of Restricted Shares will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Shares will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Shares will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Shares.
7.   Restricted Stock Units.   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)   Each such grant or sale will constitute the agreement by the Company to deliver Common Shares or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include achievement regarding Management Objectives) during the Restriction Period as the Committee may specify.
(b)   Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.
(c)   Notwithstanding anything to the contrary contained in this Plan, Restricted Stock Units may provide for continued vesting or the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death, disability or termination or employment of service of a Participant or in the event of a Change in Control, in each case as determined by the Committee.
(d)   During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Common Shares deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units, on a deferred and contingent basis, either in cash or in additional Common Shares; provided, however, that dividend equivalents or other distributions on Common Shares underlying Restricted Stock Units shall be deferred until and paid contingent upon the vesting of such Restricted Stock Units.
(e)   Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Common Shares or cash, or a combination thereof.

(f)   Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
8.   Cash Incentive Awards, Performance Shares and Performance Units.   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)   Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.
(b)   The Performance Period with respect to each Cash Incentive Award or grant of Performance Shares or Performance Units will be such period of time as will be determined by the Committee, which may be subject to continued vesting or earlier lapse or other modification, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control, in each case as determined by the Committee.
(c)   Each grant of a Cash Incentive Award, Performance Shares or Performance Units will specify Management Objectives regarding the earning of the award.
(d)   Each grant will specify the time and manner of payment of a Cash Incentive Award, Performance Shares or Performance Units that have been earned.
(e)   The Board may, on the Date of Grant of Performance Shares or Performance Units, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional Common Shares, which dividend equivalents shall be subject to deferral and payment on a contingent basis based on the Participant’s earning and vesting of the Performance Shares or Performance Units, as applicable, with respect to which such dividend equivalents are paid.
(f)   Each grant of a Cash Incentive Award, Performance Shares or Performance Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
9.   Other Awards.
(a)   Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may authorize the grant to any Participant of Common Shares or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or specified subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the Common Shares or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Common Shares, other awards, notes or other property, as the Committee determines.
(b)   Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.
(c)   The Committee may authorize the grant of Common Shares as a bonus, or may authorize the grant of other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

(d)   The Committee may, at or after the Date of Grant, authorize the payment of dividends or dividend equivalents on awards granted under this Section 9 on a deferred and contingent basis, either in cash or in additional Common Shares; provided, however, that dividend equivalents or other distributions on Common Shares underlying awards granted under this Section 9 shall be deferred until and paid contingent upon the earning and vesting of such awards.
(e)   Each grant of an award under this Section 9 will be evidenced by an Evidence of Award. Each such Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve, and will specify the time and terms of delivery of the applicable award.
(f)   Notwithstanding anything to the contrary contained in this Plan, awards under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
10.   Administration of this Plan.
(a)   This Plan will be administered by the Committee; provided, that, with respect to awards to non-employee Directors, the Board shall have the same powers and authorities as the Committee and may, in its discretion, exercise such powers in lieu of the Committee.
(b)   The interpretation and construction by the Board or the Committee, as applicable, of any provision of this Plan (including, without limitation, Section 11 and Section 18) or of any Evidence of Award (or related documents) and any determination by the Board or the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Board or the Committee shall be liable for any such action or determination made in good faith. In addition, each of the Board and Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Board or the Committee.
(c)   To the extent permitted by law, the Committee may delegate to one or more officers of the Company such administrative duties or powers as it may deem advisable, and the Committee or any officer of the Company to whom duties or powers have been delegated as aforesaid, may employ, at the Company’s cost and expense, one or more persons to render advice with respect to any responsibility the Committee or such officer may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer (for purposes of Section 16 of the Exchange Act), a Director, or a more than 10% “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization shall set forth the total number of Common Shares such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.
11.   Adjustments.   The Committee shall make or provide for such adjustments in the number of and kind of Common Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of and kind of Common Shares covered by other awards granted pursuant to Section 9 of this Plan, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the number of Common Shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, determines is appropriate to reflect any transaction or event described in this Section 11.
12.   Change in Control.
(a)   Upon a Change in Control, the Committee, acting in its sole discretion without the consent or approval of any Participant, may (i) provide that an outstanding Award shall be assumed by, or a substitute award shall be granted by, the surviving entity resulting from a transaction described in Section 12(b)(iii), (ii) provide for acceleration of the vesting and exercisability of, or lapse of restrictions, in whole or in part, with respect to, an Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, (iii) cancel an Award in exchange for a cash payment in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Award on the date of such event, which in the case of Option Rights or Appreciation Rights shall be the excess of the Market Value of Shares on such date over the Option Price or Base Price, as applicable, of such Award (it being understood that, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, equal to or greater than the consideration offered in connection with the Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right), or (iv) make such adjustments, if any, to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control. The Committee may effect one or more of such alternatives, which may vary among individual Participants and which may vary among Awards held by any individual Participant:
(b)   For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Evidence of Award made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:
(i)
the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of Company Voting Securities where such acquisition causes such Person to own 40% or more of the combined voting power of the then outstanding Company Voting Securities; provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change in Control: (i) any acquisition by the Company or a wholly-owned subsidiary of the Company, (ii) any acquisition directly from the Company that is approved by the Board prior to the transaction, (iii) any acquisition by any Exempt Person or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (A) and (B) of Section 12(b)(iii) below;

(ii)
the replacement of a majority of the Board over a two-year period of the directors who constituted the Board at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board then still in office who either were members of such Board at the beginning of such period or whose election as a member of such Board was previously so approved; provided, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered to have been so approved;
(iii)
the consummation of a reorganization, merger or consolidation or the sale or other disposition of all or substantially all of the assets of the Company, whether in one or a series of related transactions, (“Business Combination”) excluding, however, such a Business Combination pursuant to which (A) the individuals and entities who were the beneficial owners of the outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination in substantially the same proportions as their ownership of the Common Shares and Company Voting Securities immediately prior to such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)
approval by the Shareholders of a complete liquidation or dissolution of the Company except pursuant to a Business Combination that complies with clauses (A) and (B) of Section 12(b)(iii) above.

13.   Detrimental Activity and Recapture Provisions.   Any Evidence of Award may reference a clawback policy of the Company or provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a subsidiary, or (b) within a specified period after termination of such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, notwithstanding anything in this Plan to the contrary, any Evidence of Award or such clawback policy may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any Common Shares issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, including upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Shares may be traded.
14.   Non-U.S. Participants.   In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Shareholders.
15.   Transferability.
(a)   Except as otherwise determined by the Committee, and subject to compliance with Section 17(b) of this Plan and Section 409A of the Code, no Option Right, Appreciation Right, Restricted Share,

Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution. In no event will any such award granted under this Plan be transferred for value. Where transfer is permitted, references to “Participant” shall be construed, as the Committee deems appropriate, to include any permitted transferee to whom such award is transferred. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.
(b)   The Committee may specify on the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer, including minimum holding periods.
16.   Withholding Taxes.   To the extent that the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Common Shares, and such Participant fails to make arrangements satisfactory to the Company for the payment of taxes or other amounts, then, unless otherwise determined by the Committee, the Company may (a) require the Participant to satisfy such requirements by a broker-assisted sale, and/or (b) withhold Common Shares having a value equal to the amount required to be withheld, and/or (c) deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the Participant (or the Participant’s personal representative or beneficiary, as the case may be) the minimum amount required to be withheld with respect to such award event or payment; provided, however, that (x) if such withholding pursuant to clause (b) would cause a material adverse effect on the Company’s liquidity position and impair the Company’s ability to operate in the normal course of business, then such withholding shall not be permitted unless otherwise approved by the Board, and (y) such deduction pursuant to clause (c) shall be permitted only if there is a good faith determination by the Board that both (I) a broker-assisted sale is not reasonably or sufficiently available and (II) absent such deduction, the Company’s payment of the amount required to be withheld would adversely and materially affect the Company’s liquidity position and impair the Company’s ability to operate in the normal course of business.
17.   Compliance with Section 409A of the Code.
(a)   To the extent applicable, it is intended that this Plan and any grants made hereunder be exempt from the provisions of Section 409A of the Code or, if not so exempt, that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.
(b)   Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its subsidiaries.

(c)   If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.
(d)   Solely with respect to any award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such award.
(e)   Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.
18.   Amendments.
(a)   The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of applicable stock exchange rules and except as permitted under Section 11 of this Plan, (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Shareholders in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, all as determined by the Board, then, such amendment will be subject to the applicable Shareholder approval and will not be effective unless and until such approval has been obtained.
(b)   Except in connection with a corporate transaction or event described in Section 11 of this Plan or in connection with a Change in Control, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding “underwater” Option Rights or Appreciation Rights (including following a Participant’s voluntary surrender of “underwater” Option Rights or Appreciation Rights) in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without Shareholder approval. This Section 18(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 or Section 12 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 18(b) may not be amended without approval by the Shareholders.
(c)   If permitted by Section 409A of the Code, but subject to the paragraph that follows, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any dividend equivalents or other awards made pursuant to Section 9 of this Plan subject to any vesting schedule or transfer restriction, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which such Option Right, Appreciation Right or other award may vest or be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.
(d)   Subject to Section 18(b) of this Plan, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively. Except for adjustments made pursuant to Section 11 of this Plan, no such amendment will materially impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.
19.   Governing Law.   This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.
20.   Effective Date/Termination.   This Plan was originally effective as of immediately prior to the time at which the registration statement covering the initial public offering of the Common Shares was declared effective by the Securities and Exchange Commission on September 25, 2024 (such date, the “Effective Date”). This Plan, as amended and restated herein, will become effective on March 5, 2026, the date of the applicable Shareholder approval. No grants will be made on or after the Effective Date under the Predecessor Plan, provided that outstanding awards granted under the Predecessor Plan will continue unaffected following the Effective Date. No grant will be made under this Plan on or after the tenth anniversary of the Effective Date, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan. For clarification purposes, the terms and conditions of this Plan shall not apply to or otherwise impact previously granted and outstanding awards under the Predecessor Plan, as applicable.
21.   Miscellaneous Provisions.
(a)   The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.
(b)   This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.
(c)   No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or shares thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.
(d)   Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.
(e)   No Participant will have any rights as a Shareholder with respect to any Common Shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such Common Shares upon the share records of the Company.

(f)   The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.
(g)   Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Common Shares under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the crediting of dividend equivalents or interest on the deferral amounts.
(h)   If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect. Notwithstanding anything in this Plan or an Evidence of Award to the contrary, nothing in this Plan or in an Evidence of Award prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.
22.   Share-Based Awards in Substitution for Awards Granted by Another Company.   Notwithstanding anything in this Plan to the contrary:
(a)   Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted shares, restricted stock units or other share or share-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Common Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.
(b)   In the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary merges has shares available under a pre-existing plan previously approved by shareholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any subsidiary prior to such acquisition or merger.
(c)   Any Common Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Plan will not reduce the Common Shares available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 3 of this Plan. In addition, no Common Shares subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Plan, will be added to the aggregate limit contained in Section 3(a)(i) of this Plan.